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                          EXHIBIT 10.1

                      ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT (this "Agreement") is made and entered into as of the 16th day of December 1998 (the "Effective Date"), by and between Randy D. Sines, an individual, and Irene
C. Sines, an individual (collectively, "Assignors"), and Casinovations Incorporated, a Washington corporation (the "Company").

                            RECITALS

     A. Assignors are the owner of (i) certain Class A Warrants to purchase shares of the Company's common stock at $3.75 per share (the "Warrants"); (ii) certain royalty rights with respect to the Random Ejection Shuffler, Fantasy 21 table game and Safety Peek Playing Card (the "Royalties"); (iii) certain options to purchase 20,000 shares of the Company's common stock from the Company (the "Company Options"); (iv) certain options to purchase 175,000 shares of the Company's common stock from Huson (the "Huson Options"); (v) that certain note payable from the Company in favor of Randy D. Sines in the principal amount of $150,000 subsequently amended by that certain Second Replacement Promissory Note dated August 31, 1998 in the principal amount of $152,963.71 (the "Note"); and (vi) any and all interests, rights and claims, direct or indirect, in the foregoing (the "Residual", collectively, the Warrants, the Royalties, the Company Options, the Huson Options, the Note and the Residual shall be referred to as the "Sines Assets").

     B. Assignors desire to transfer, assign, deliver, cancel and render void, satisfied, paid in full and of no further effect the Sines Assets in favor of the Company.

     C.   Assignors  have   executed  on  even  date  herewith  a
Purchase and Sale Agreement (the "Purchase Agreement") among Assignors, as Assignors, Richard Huson, an individual ("Huson"), Ron Keil, an individual ("Keil"), Bob Smith, an individual ("Smith"), and James Crabbe, an individual ("Crabbe," collectively with Huson, Smith and Keil, "Purchasers") for the purposes of (i) selling, transferring, assigning and delivering 885,560 shares of common stock, $.001 par value, to Purchasers and (ii) to transferring, assigning, delivering, canceling and rendering void, satisfied, paid in full and of no further effect the Sines Assets in favor of the Company.

     NOW, THEREFORE, for and in consideration of the several and mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Recitals are true and correct and by this reference incorporated herein as if fully set forth and further covenant and agree as follows:

                            ARTICLE I

                           ASSIGNMENT

1.1  ASSIGNMENT OF RIGHTS, TITLES, BENEFITS AND INTERESTS

     Assignors hereby absolutely and unconditionally transfer, set over and assign to the Company all of Assignors' acquired rights, titles, benefits and interests currently owned or hereinafter acquired, to the Sines Assets upon the closing of the Purchase Agreement.

1.2  ABSOLUTE ASSIGNMENT

     Notwithstanding the transfer, assignment, delivery and cancellation of the Sines Assets in favor of the Company as contemplated in this Agreement, upon the Closing (as provided for in the Purchase Agreement), Assignors shall forever relinquish to the Company any and all past, present and future interests, rights or claims, direct or indirect, in the Sines Assets and in any of their intellectual property rights in, including, without limitation, any and all trademark and patent rights, the Random Ejection Shuffler, the Fantasy 21 table game and the Safety Peek playing card.

1.3  EVIDENCE OF OWNERSHIP

     The parties hereby acknowledge that the instruments giving rise to the Royalties, the Company Options and the Huson Options exist as parts of other documents, I.E. the Royalties and the Company Options from that certain Funding Agreement dated January 15, 1996 by and between the Company, Huson, Randy Sines, Cheryl Forte, Steven Forte, Sharps International Limited Partnership and Sines-Forte Partnership, and the Huson Options from that certain Third Round Funding Agreement dated September 10, 1996 by and between the Company, Huson, Randy Sines and Cheryl Forte.

1.4  FURTHER ASSURANCES

     Assignors and the Company hereby acknowledge that they will use their reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement or the Company with full title to the Sines Assets, Assignors and the Company will use their reasonable best efforts to take all such necessary action.

                           ARTICLE II

           REPRESENTATIONS AND WARRANTIES OF ASSIGNORS

     Assignors hereby make the following representations and warranties to the Company, and Assignors warrant that the following are true and accurate on the date hereof and will be true and accurate on the Closing:

2.1  TITLE TO SINES ASSETS

     Assignors are the lawful, beneficial and record owner of the Sines Assets. Assignors own the Sines Assets free and clear of all security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies, and other arrangements and restrictions (collectively "Encumbrances"). Assignors have not received notice of any adverse claim or Encumbrance. Upon the transfer of the Sines Assets as provided for in this Agreement, the Company will acquire the beneficial, legal, valid and indefeasible title to the Sines Assets, free and clear of all Encumbrances.

2.2  AUTHORITY

     To Assignors best knowledge, Assignors have the full right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement, including the transfer, assignment, delivery and cancellation of the Sines Assets in favor of the Company.

2.3  DIFFERENCE IN FACTS

     Assignors hereby represent and warrant that they have conducted all necessary due diligence with respect to the subject matter of this Agreement and that they have been provided with every opportunity to inquire about the business operations, financial situation and presently known or contemplated business prospects and opportunities of the Company and to review any and all documents, records, and other non-public information regarding the Company. Confidential Information shall be defined as any and all non-public information regarding the Company's products, including, but not limited to, that information regarding the Random Ejection Shuffler, the Fantasy 21 table game and the Safety Peek playing card, and any other non-public information provided by the Company and/or Purchasers to Assignors in conjunction with this Agreement. Assignors acknowledge and understand that included among Purchasers are directors of the Company who stand in a position of knowledge with respect to both publicly disclosed and non-publicly disclosed information regarding the business operations, financial condition and business prospects and opportunities of the Company. Assignors represent and warrant that have been told that the value of the Shares may increase significantly in the future and have entered into this Agreement willingly and fully advised of the economic consequences thereby, including the potential future economic benefits or detriments of ownership of the Shares and the Sines Assets. Assignors represent and warrant that they fully understand that the facts presently known to them may later be found to be different, and expressly accept and assume the risk that the facts may be found to be different. The release and indemnification contained herein shall be effective in all respects and shall not be subject to termination or rescission because of any such difference in facts.

2.4  CONFIDENTIALITY

     Assignors hereby represent and warrant that Assignors shall take reasonable precautions to safeguard that the all Confidential Information will be kept and maintained confidential by Assignors; will not be disclosed to any third person; will under no circumstances (and without in any manner limiting the preceding clause) be disclosed to, or utilized in connection with, any

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supplier, customer or competitor (present and potential)  of  the
Company's (including any such person now or hereafter controlled by Assignors); and will not in any way be used, or be permitted to be used, in a manner detrimental to the business or prospects
of  the  Company.   Without  limiting  the  foregoing,  Assignors
further represent and warrant that none of the Confidential Information or any other information provided by the Company to Assignors will be used by Assignors, or disclosed to others for use, in connection with purchasing, selling or trading in the Company's securities in any manner that is in violation of legal or regulatory restrictions applicable from time to time, and Assignors acknowledge a duty not to purchase, sell or trade in securities on the basis of any material "inside" information that is not publicly known. Notwithstanding any other provision contained in this Agreement, the representations and warranties contained in this Section 3.5, will terminate on May 1, 2001.

2.5  BINDING NATURE OF AGREEMENT

     This Agreement constitutes the valid and binding obligation of Assignors, enforceable against Assignors in accordance with its terms.

2.6  NO VIOLATION

     To Assignors best knowledge, neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by Assignors will conflict with, or result in a breach of or default under, any of the terms or provisions of: (i) any agreement, note, indenture, mortgage, deed of trust, instrument lease or franchise to which Assignors are a party or by which it or any of its assets or properties are bound; or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over Assignors or the Sines Assets.

2.7  NO REGULATORY APPROVAL

     To Assignors best knowledge, no consent, approval or authorization of, or filing with, any governmental authority or other person or entity (including, without limitation, any gaming authorities) is required in connection with the execution, delivery and performance of this Agreement by Assignors.

2.8  NO COMMISSION OR FINDER'S FEE

     Assignors have not dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and to the best of its knowledge, no broker or other person is entitled to any commission or finder's fee in connection with such transactions.

2.9  NO REPRESENTATIONS UNTRUE

     No representation made by Assignors in this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact known to Assignors necessary to make any statement, warranty or representation not misleading to Purchasers. Assignors know of no material facts or conditions adversely affecting the value of the Sines Assets which have not

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been  disclosed  to  the Company.  Except as set  forth  in  this
Agreement,   Assignors  do  not  make  any   representations   or
warranties to the Company.

2.10 NO RELIANCE

     Assignors acknowledge that the Company has not made and does not make any representations or warranties concerning the past or future performance of the Company. In making its investment decision, Assignors have relied upon its own examination of the Company, including the merits and the risks involved. Assignors have consulted its own attorney, business advisor and/or tax advisor as to legal, business and/or tax advice. Assignors possess sufficient business probity and sophistication to assess the merits and the risks of transferring and assigning the Sines Assets and/or have consulted with persons of his own choosing who possess such probity and sophistication to advise Assignors of the merits and the risks attendant to the transactions called for under this Agreement.

                           ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF PURCHASERS

     The Company hereby makes the following representations and warranties to Assignors, and the Company hereby warrants that the following are true and accurate on the date hereof and will be true and accurate as the Closing:

3.1  AUTHORITY

     The Company has the full right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement.

3.2  BINDING NATURE OF AGREEMENT

     This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.3  NO VIOLATION

     Neither  the  execution and delivery of this Agreement,  the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by the Company will conflict with, or result in a breach of or default under, any of the terms or provisions of: (i) any agreement, note, indenture, mortgage, deed of trust, instrument, lease or franchise to which the Company is a party or by which it or any of its assets or properties are bound; or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over Purchasers or any of its assets or properties.

3.4  NO COMMISSION OR FINDER'S FEE

     Purchasers have not dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and to the best of its knowledge, no broker or other person is entitled to any commission or finder's fee in connection with such transactions.

3.5  NO REPRESENTATIONS UNTRUE

     No representation made by the Company in this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact known to the Company necessary to make any statement, warranty or representation not misleading to Assignors. Except as set forth in this Agreement, the Company does not make any representations or warranties to Assignors.

3.6  GAMING BUSINESS

     The Company hereby acknowledges that Randy D. Sines is in the gaming business.

                           ARTICLE IV

                              COSTS

     The Company and Assignors shall each pay all costs and expenses incurred or to be incurred by each of them respectively in negotiating and preparing this Agreement and in taking whatever actions may be necessary or appropriate to consummate the transactions contemplated by this Agreement, including the costs of obtaining any consents or approvals.

                            ARTICLE V

                             RELEASE

5.1  MUTUAL RELEASE

     For valuable consideration, the sufficiency of which is hereby acknowledged, Assignors and the Company, each jointly and/or individually, on behalf of themselves, their respective insurers, principals, successors, predecessors, parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, attorneys, heirs, executors and administrators, hereby remise, acquit and forever release the other party, and their respective successors, predecessors, parents, affiliates, subsidiaries, divisions, including, but not limited to their respective officers, directors, shareholders, managers, employees, advisors, consultants, insurers, attorneys, heirs, executors, administrators and authorized representatives from any and all claims, demands, damages, debts, liabilities, actions, causes of action or suits of whatsoever kind or nature, presently known or unknown, actual or contingent, asserted or unasserted, foreseeable or unforeseeable, unanticipated or unsuspected, which any of them has or may have now or in the future, arising directly or indirectly out of or involving the Sines Assets and/or this Agreement and any other matter related thereto, save and except for the representations and warranties contained in Article II and Article III, those matters for which indemnification is granted pursuant to

Article  VI hereof, and that certain Agreement dated May 6,  1998 by and between Randy D. Sines and the Company.

5.2  FUTURE LITIGATION

     Except as provided for in Article VII hereof, Assignors and the Company, jointly and/or individually, covenant and agree to forever refrain from instituting, prosecuting, maintaining, or assisting with any claims, suits and actions, which arise out of, or is or may be, in whole or in part, based upon, related to or connected with this Agreement and any other matter related thereto or any way to or with respect to the subject matter of the Sines Assets and/or this Agreement as they relate to the parties.

                           ARTICLE VI

                         INDEMNIFICATION

6.1  INDEMNIFICATION OF THE COMPANY

     Assignors covenant and agree to indemnify, save and hold harmless the Company and its respective successors, assigns and affiliates from and against the following:

          a.   all  liabilities  of   Assignors  of  any  nature,
     whether accrued, absolute, contingent or otherwise related to the Sines Assets;

          b. any damage by reason of liability or deficiency in assets resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of Assignors under this Agreement, or to be furnished to the Company in connection herewith;

          c. all liabilities arising from or connected with any property, right or matter in any way related to the Sines Assets prior to the mutual execution hereof including, without limitations, any liability for breach of contract, personal injury or property damage, except to the extent heretofore disclosed by the Assignors to the Company in writing; and

          d. all actions, suits, proceedings, demands, damages, assessments, judgments, costs and expenses incident to any of the foregoing, including, without limitation, attorneys' fees.

6.2  INDEMNIFICATION OF ASSIGNORS

     The Company covenants and agrees to indemnify, save and hold harmless Assignors from and against the following:

          a. any damage by reason of liability or deficiency in assets resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of the Company under this Agreement, or to be furnished to the Assignors in connection herewith; and

          b. all actions, suits, proceedings, demands, damages, assessments, judgments, costs and expenses incident to any of the foregoing, including, without limitation, attorneys' fees.

                           ARTICLE VII

                       GENERAL PROVISIONS

7.1  CAPTIONS

     The  subject  headings  or  captions  of  the  sections  and subsections  of this Agreement are included only for purposes  of
convenience   and   shall   not  affect   the   construction   or
interpretation of any provisions contained herein.

7.2  ENTIRE AGREEMENT

     This Agreement (together with all exhibits, documents, agreements and instruments executed or furnished in connection herewith) constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes any and all prior or contemporaneous written or oral negotiations, agreements, representations, and understandings of the parties with respect to such subject matter.

7.3  EXPENSES

     If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

7.4  NOTICE

     Any and all notices required under this Agreement shall be in writing and shall be either (i) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; or (iii) delivered via a nationally recognized overnight courier service, addressed to:

        SELLERS:         Randy Sines
                         4056 Madelia Street
                         Spokane, Washington 99203

        THE COMPANY:     5240 South Eastern Avenue
                         First Floor
                         Las Vegas, Nevada 89109
                         Attention:  President

     All   notices  hand-delivered  or  delivered  via  overnight
courier shall be deemed delivered as of the date actually delivered. All notices mailed shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 7.4.

7.5  MODIFICATION, AMENDMENT OR WAIVER

     This Agreement may not be amended, supplemented or otherwise modified, and none of its terms may be waived, unless such amendment, supplement, modification or waiver is in an express writing and executed by the party or parties to be bound thereby. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right of such party at a later time to enforce the same, and no waiver of any term or provision hereof on any one occasion shall be deemed to be a waiver of the same or any other provision hereof at any subsequent time or times.

7.6  BINDING EFFECT; ASSIGNMENT

     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, predecessors, parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, advisors, consultants, insurers, attorneys, heirs, executors, administrators and any persons claiming rights by, through or under them; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by either party to this Agreement without the prior written consent of the other party.

7.7  CONSTRUCTION

     This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

7.8  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Washington in effect on the date of this Agreement without resort to any conflict of laws principles, and the courts of the State of Washington shall have sole and exclusive jurisdiction over any matter brought under, or by reason of, this Agreement.

7.9  COUNTERPARTS

     This Agreement may be executed at different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect to any signatures thereon, and may be attached to another counterpart, identical in form thereto, but having attached to it one or more additional signature pages. Delivery by any party of telecopied, counterpart signature pages shall be as binding an execution and delivery of this Agreement by such party as if the party had delivered an actual physical original of this Agreement with an ink signature from such party. Any party delivering this Agreement by telecopy shall promptly thereafter deliver an executed counterpart original hereof to the other party.

7.10 NO THIRD PARTIES BENEFITED

     This  Agreement  is  made  and entered  into  for  the  sole
protection  and  benefit  of  Purchasers  and  Assignors,   their
successors and assigns, and no other person or persons shall have any right of action hereon.

7.11 SEVERABILITY

     If any term, provision, covenant or condition of this Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions of this Agreement, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby, provided that the invalidity, voidness or enforceability of such term, provision, covenant or condition does not materially impair the ability of the parties to consummate the transactions contemplated hereby.

7.12 TIME OF THE ESSENCE

     At all times stated herein, time shall be of the essence.

7.13 CAPTIONS AND PRONOUNS

     The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Agreement and in no way whatsoever define, limit or describe the scope or intent of this Agreement nor in any way affect this Agreement.

7.14 GENDER

     Each party to this Agreement agrees that masculine or feminine pronouns shall be substituted for the neuter form and vice versa and the plural shall be substituted for the singular form and vice versa in any place or places herein in which the context requires such substitution or substitutions.

7.15 NEUTRAL INTERPRETATION

     The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto.

7.16 SURVIVAL

     The representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first set forth above.


        "ASSIGNORS"                       "THE COMPANY"

RANDY D. SINES, an individual      CASINOVATIONS INCORPORATED,
                                          a Nevada corporation

/s/ Randy D. Sines                 /s/ Steven J. Blad
-----------------------------      ------------------------------
Randy D. Sines                     Steven J. Blad
                                   President




Irene C. Sines, an individual

/s/ Irene C. Sines
-----------------------------
Irene C. Sines